                              Janus Investment Fund

                          Perkins Small Cap Value Fund

                         Supplement dated April 20, 2010
                       to Currently Effective Prospectuses

Effective May 28, 2010, Perkins Small Cap Value Fund (the "Fund") is closed to new investors. Current investors may continue to invest in the Fund, as well as reinvest any dividends or capital gains distributions. However, once an account is closed, additional investments in the Fund will not be accepted unless you meet the criteria outlined below. Please contact your financial intermediary (or Janus if you hold shares directly with Janus Capital) for further details.

Accordingly, the following information supplements the "SHAREHOLDER'S GUIDE" (or "SHAREHOLDER'S MANUAL" if you hold shares directly with Janus Capital) section of the Prospectus:

     CLOSED FUND POLICIES -- PERKINS SMALL CAP VALUE FUND
     The Fund has limited sales of its shares because Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. Sales to new investors have generally been discontinued and financial intermediaries may not open new accounts with the Fund or add new investors to existing omnibus accounts. Investors who meet certain criteria described below, however, may be able to purchase shares of the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume sales of its shares at some future date, but it has no present intention to do so.

     Investors who meet the following criteria may be able to invest in the
     Fund: (i) existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) discretionary investment advisers may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders; (iii) under certain circumstances, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund shares; (iv) it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer the Fund as an investment option may direct contributions to the Fund through their plan, regardless of whether the participant invested in such Fund prior to its closing; (v) certain new retirement plans investing directly with Janus or through intermediaries that offered the Fund prior to the Fund's closing;
     (vi) Janus Capital encourages its employees to own shares of the Janus funds, and as such, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in the closed Fund; Trustees of the Janus funds and directors of JCGI may also open new accounts in the closed Fund;
     (vii) Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds may invest in the Fund; (viii) sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers; and (ix) in the case of certain mergers or reorganizations, retirement plans may be able to add the closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan or wrap program. In addition, new accounts may be permitted in the Fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan has an existing account in the Fund. Requests for new accounts into a closed Fund will be reviewed by management on an individual basis, taking into consideration whether the addition to the Fund is believed to negatively impact existing Fund shareholders.

You should consider this information in deciding whether the Fund is an appropriate investment for you.

                Please retain this Supplement with your records.